Net Investment in Direct Financing Leases (Tables)	12 Months Ended
Dec. 31, 2011
Net Investment in Direct Financing Leases
Schedule of net investment in direct financing leases

	December 31,
	2011		2010
Minimum lease payments receivable	$25,744,161	(1)	$1,266,129
Estimated residual values	4,010,514		409,270
Less unearned income	(23,026,898)		(1,065,738)

Net investment in direct financing leases	$6,727,777		$609,661

Properties subject to direct financing leases	361		27

(1)
The minimum lease payments receivable are primarily attributable to HCR ManorCare ($24.5 billion). The triple-net lease with HCR ManorCare provides for rent in the first year of $472.5 million. The rent increases by 3.5% per year after each of the first five years and by 3% for the remaining portion of the initial lease term. The properties are grouped into four pools, and HCR ManorCare has a one-time extension option for each pool with rent increased for the first year of the extension option to the greater of fair market rent or a 3% increase over the rent for the prior year. Including the extension options, which the Company determined to be bargain renewal options, the asset pools have total available terms ranging from 23 to 35 years.

Future minimum lease payments contractually due under direct financing leases

Year	Amount
2012	$532,561
2013	545,219
2014	563,994
2015	583,418
2016	603,513
Thereafter	22,915,456

$25,744,161